Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) dated as of June 7, 2019 (the “Execution Date”) is made and entered into by and between Comstock Resources, Inc. a Nevada corporation (the “Company”), Arkoma Drilling CP, LLC, a Texas limited liability company (“Arkoma”) and Williston Drilling CP, LLC, a Texas limited liability company (“Williston” and, together with Arkoma, the “Jones Entities”).

WHEREAS, the Company is party to that certain Agreement and Plan of Merger dated as of the Execution Date (the “Merger Agreement”) by and among the Company, Covey Park Energy Holdings LLC (“Holdings”), Covey Park Energy LLC, a Delaware limited liability company (“CP Energy”), and New Covey Park Energy LLC, a Delaware limited liability company, pursuant to which CP Energy will merge with and into the Company, with the Company being the surviving entity;

WHEREAS, the Jones Entities have, on or prior to the date hereof, approved, adopted, declared advisable and authorized in all respects the amendment to the Articles of Incorporation of the Company in the form attached to the Merger Agreement as Exhibit F (the “Charter Amendment”);

WHEREAS, the Jones Entities have, on or prior to the date hereof, approved, adopted, declared advisable and authorized in all respects the Certificate of Designation of Preferred Stock in the form attached to the Merger Agreement as Exhibit G (the “Preferred Stock Designation”);

WHEREAS, as a condition of Holdings and its Affiliates entering into the Merger Agreement and consummating the transactions contemplated therein (the “Transactions”), the Company is entering into this Agreement with the Jones Entities;

WHEREAS, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Merger Agreement; and

WHEREAS, the Jones Entities desire to purchase from the Company in the aggregate (i) 50 million shares of common stock (the “Common Shares”) of the Company, par value $0.50 per share (the “Common Stock”) in exchange for $300.0 million in cash (the “Common Purchase Price”); and (ii) 175,000 shares of Series B Preferred Stock (the “Series B Preferred Shares” and together with the Common Shares, the “Shares”) of the Company, par value $10.00 per share (the “Preferred Stock”) in exchange for $175.0 million in cash (the “Preferred Purchase Price” and when added to the Common Purchase Price, the “Purchase Price”).

NOW, THEREFORE, for and in consideration of the premises and mutual covenants, representations, warranties and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I
SUBSCRIPTION AND PAYMENT

Section 1.1Subscription. Upon the terms and subject to the conditions of this Agreement, each of the Jones Entities hereby subscribes for and agrees to purchase from the Company, and the Company hereby agrees to sell to such Jones Entity, the number of Shares at the Purchase Price as set forth on Schedule 1.1.

Section 1.2Payment. Each of the Jones Entities shall pay its share of the Purchase Price to the Company, in immediately available US funds on the Closing Date.

ARTICLE II
REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY

The Company hereby represents and warrants to each Jones Entity as of the date hereof and as of the Closing Date (except as set forth herein) as follows:

Section 2.1Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted.

Section 2.2Capitalization.   As of the Execution Date, the authorized capital stock of the Company consists of (i) 155,000,000 shares of Common Stock, (ii) 5,000,000 shares of Preferred Stock. At the close of business on June 6, 2019: (A) 105,953,681 shares of Common Stock were issued and outstanding, and no shares of Series A Preferred Stock or Series B Preferred Stock were issued and outstanding; (B) the shares of Common Stock issued and outstanding include 497,162 shares of restricted stock; (C) 671,090 shares were subject to outstanding performance share units (assuming maximum performance) and 7,570,291 shares of Common Stock remained available for issuance pursuant to the Cowboy 2019 Long-term Incentive Plan.

Section 2.3Authorization.  All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the registration rights agreement set forth as Exhibit A hereof (the “Registration Rights Agreement”), the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Shares has been taken or will be taken prior to the Closing Date, and this Agreement and the Registration Rights Agreement constitute the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions or agreements therein may be limited by applicable United States federal or state securities laws.

Section 2.4No Conflict. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company does not and will not (with or without notice or lapse of time or both) conflict with, breach, violate or cause a default under any material contract, agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound, except as would not have a material adverse effect on (i) the business, assets, condition (financial or otherwise) or results of operation of the Company and its subsidiaries (taken as a whole) or (ii) the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

Section 2.5  Valid Issuance.  The Shares when issued and paid for in compliance with the provisions of this Agreement will be duly authorized and validly issued, fully paid, non-assessable, and, assuming that the representations and warranties of the Jones Entities made herein are true, complete and correct at the time of issuance, issued in compliance with United States federal and state securities laws.

Section 2.6Compliance with Charter Documents.  Subject to filing of the Charter Amendment, neither the execution and delivery of, nor the consummation of any transaction or execution of any instrument contemplated by, this Agreement, nor the issuance of the Shares has constituted or resulted in, or will constitute or result in, a default under or breach or violation of any term or provision of the Company’s Articles of Incorporation or Bylaws.

ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE JONES ENTITIES

As an inducement to the Company to enter into this Agreement, the Jones Entities, severally and not jointly, hereby represent and warrant to and agree with the Company as of the date hereof and as of the Closing Date (except as set forth herein) as follows:

Section 3.1Authorization; Validity; No Conflict; Binding Effect.

(a)The Jones Entities have the full power and authority to execute and deliver this Agreement and the Registration Rights Agreement, to perform all of its obligations hereunder and thereunder, and to purchase, acquire and accept delivery of the Shares purchased hereunder.

(b)The execution and delivery by the Jones Entities of this Agreement and the Registration Rights Agreement, the performance by the Jones Entities of their obligations hereunder and thereunder, and the purchase, acquisition and acceptance of delivery of the Shares by the Jones Entities have been duly and validly authorized by all requisite corporate or other action on the part of the Jones Entities.

(c)Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Jones Entities and constitutes the legal, valid and binding obligation of each Jones Entity, enforceable in accordance with its terms except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting creditors' rights generally, (ii) as may be limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions or agreements therein may be limited by applicable United States federal or state securities laws.

(d)The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Jones Entities does not and will not (with or without notice or lapse of time or both) conflict with, breach, violate or cause a default under any material contract, agreement, instrument, order, judgment or decree to which the Jones Entities are a party or by which each is bound, except was would not have a material adverse effect on the ability of the Jones Entities to perform their obligations under this Agreement or to consummate the transactions contemplated hereby.

Section 3.2Jones Entities Acknowledgments.

(a)The Jones Entities are familiar with and understand the current and proposed business of the Company. The Jones Entities have carefully considered and have, to the extent the Jones Entities believe such discussion necessary, discussed with the Jones Entities’ professional legal, tax, accounting and financial advisers the suitability of an investment in the Shares for the Jones Entities’ particular tax and financial situation and has determined that the Shares being subscribed for are a suitable investment for the Jones Entities.

(b)The Jones Entities acknowledge that (i) the Jones Entities and the Jones Entities’ attorney, accountant or other advisor(s) have had the right to request copies of any documents, records and books pertaining to this investment and (ii) such documents, records, and books which the Jones Entities or such other persons have requested have been made available for inspection by such persons.

(c)The Jones Entities have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning this purchase of Shares and all such questions have been answered to the Jones Entities’ full satisfaction.

(d)Each Jones Entity believes that it has received all the information that it considers necessary or appropriate for making an investment decision with respect to the Shares, and that such Jones Entities have had an opportunity to ask questions and receive answers from the Company and its management regarding, the terms and conditions of this Agreement, and the business, industry, management, technology, properties, financial condition, results of operations and prospects of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to such Jones Entities or to which such Jones Entities had access.  Other than for the representations and warranties made by the Company in this Agreement, the Jones Entities are not relying upon any other information, representation or warranty by the Company or any of its agents, in determining to invest in the Shares and are relying on the Jones Entities’ own examination of the Company, including the merits and risks involved, in making their investment decision.

(e)The Jones Entities are not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice, registration statement or other communication published in any newspaper, magazine or similar media, filed with the SEC or broadcast over television or radio or presented at any seminar or meeting to which the public was invited.

(f)Each Jones Entity represents and warrants that it is a sophisticated investor, has had prior experience with investments of a similar nature and that such Jones Entity’s knowledge and experience in business and financial matters are such that it is capable of evaluating the risk of investment in the Shares and determining the suitability of its investment in the Shares.

(g)Each Jones Entity understands that the Shares are being offered and sold to it, in reliance upon specific exemptions from the registration requirements of the Securities Act and applicable state exemption(s) and that the Company is relying upon the truth and accuracy of, and the Jones Entities’ compliance with, the Jones Entities’ representations, warranties, covenants, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemptions and its eligibility to acquire the Shares.

(h)Each Jones Entity is an “Accredited Investor” as defined in Rule 501(d) of Regulation D, promulgated by the SEC under the Securities Act.

(i)The Jones Entities acknowledge that the Shares herein subscribed for have not been registered under the Securities Act, or under the securities laws of any state and, therefore, cannot be sold, transferred or otherwise disposed of unless they are either registered under the Securities Act and any applicable state securities laws or unless exemptions from such registration are available, provided that the Jones Entities deliver to the Company an opinion of counsel reasonably satisfactory to the Company confirming the availability of such exemption. Each Jones Entity represents that it is purchasing Shares for its own account, for investment and neither as a nominee, nor with a view to the resale or distribution thereof except in compliance with the Securities Act and the restrictions contained in the immediately preceding sentence. The Jones Entities have not offered or sold any portion of the Shares being acquired nor does any Jones Entity have any present intention, agreement, understanding or arrangement to subdivide, sell, distribute, assign, transfer or otherwise dispose of all or any portion of the Shares to any other person either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Securities Act. The Jones Entities further recognize that, except to the extent set forth in the Registration Rights Agreement, the Company is not assuming any obligation to register the Shares.

(j)The Jones Entities further covenant that they will not make any sale, transfer or other disposition of the Shares in violation of the Securities Act, the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations of the SEC promulgated thereunder or any applicable state securities laws.

(k)Each Jones Entity has had the opportunity to review with its own tax advisors the federal, state and local tax consequences of the purchase of the Shares. Each Jones Entity understands that such Jones Entity (and not the Company) shall be responsible for its own tax liability that may arise as a result of the purchase or sale of the Shares.

(l)The Jones Entities have carefully reviewed and considered the risk factors included in the Company’s Annual Reports and Quarterly Reports (collectively, the “Risk Factors”).  Each Jones Entity hereby acknowledges and confirms that it has carefully reviewed and considered the risks and uncertainties described in the Risk Factors before making an investment decision to purchase the Shares.

Section 3.3Legends on Stock Certificates.

(a)The Jones Entities acknowledge and understand that the certificates representing the Shares to be purchased by such Jones Entities will bear, by imprint or endorsement, appropriate legends reflecting the status of the Shares under the Securities Act and applicable state securities laws. The Jones Entities understand that the Common Shares shall bear a restrictive legend in, or substantially in, the form set forth below:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE AND WERE OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT OR THE ISSUER HAS RECEIVED DOCUMENTATION REASONABLY SATISFACTORY TO IT (WHICH MAY INCLUDE AN OPINION OF COUNSEL) THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

The Jones Entities understands that the Series B Preferred Shares shall also bear a restrictive legend in, or substantially in, the form set forth below:

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION OF COMSTOCK

RESOURCES, INC. (THE “COMPANY”), INCLUDING THE CERTIFICATES OF DESIGNATIONS INCLUDED THEREIN (AS FURTHER AMENDED AND RESTATED FROM TIME TO TIME, THE “ARTICLES”). THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE SERIES OF STOCK OR MORE THAN ONE SERIES OF ANY SERIES AND THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH SERIES OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. THE SHARES EVIDENCED BY THIS NOTICE ARE SUBJECT TO THE OBLIGATIONS AND RESTRICTIONS STATED IN, AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH, THE PROVISIONS OF THE ARTICLES. THE TERMS OF THE ARTICLES ARE HEREBY INCORPORATED INTO THIS NOTICE BY REFERENCE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.”

(b)The Jones Entities agree, that so long as the restrictive legends described herein in this Agreement remain on the certificates representing the Shares, the Company may maintain appropriate “stop transfer” orders with respect to the Shares, or any portion thereof, on its stock books and ledger and with its registrar and transfer agent.

ARTICLE IV
UNDERSTANDINGS AND NOTICE TO THE JONES ENTITIES

The Jones Entities understand and acknowledge as follows:

(a)The Shares have not been registered under the Securities Act or the securities laws of any state and are intended to be offered and sold in reliance on exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or other exemptions thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein. The Shares purchased by the Jones Entities will constitute “restricted securities” as defined in Rule 144.

(b)The Jones Entities hereby acknowledge and agree that the subscription and agreement to purchase the Shares hereunder is irrevocable by the Jones Entities, and that, except as required by applicable law (if any), the Jones Entities are not entitled to cancel, terminate or revoke this Agreement or any agreements of the undersigned hereunder and that this Agreement shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Jones

Entities are more than one person, the obligations of the Jones Entities parties hereunder shall be joint and several and the agreements, representations, warranties, covenants and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

(c)The Shares are subject to restrictions on transferability and resale under applicable law and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom.

(d)The Jones Entities acknowledge that any information provided to the Jones Entities and/or the Jones Entities’ legal and financial advisors with respect to the sale of Shares, furnished by the Company to the Jones Entities and/or their advisors in connection with the Shares, is confidential and nonpublic and agree that all such information shall be kept in confidence by the Jones Entities and his advisors and neither used by the Jones Entities nor their advisors for the Jones Entities’ or other person’s personal benefit (other than in connection with this Agreement), nor disclosed to any other third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, or (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of breach of this provision).

(e)The sale of the Shares are intended to be exempt from registration under the securities law of certain states in the United States. Persons subscribing for the Shares must note that there are restrictions on the transfer of the Shares as stipulated herein. Each Jones Entity hereby acknowledges that it has read the following notices and has taken full cognizance of and understands the notices applicable to such Jones Entity and the restrictions on the transfer of the Shares.

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS SALE OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, AND ONLY IF PERMITTED UNDER THE STOCKHOLDER AGREEMENT. THE JONES ENTITIES SHOULD BE AWARE THAT THEY MAY BE

REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME

ARTICLE V

COVENANTS AND AGREEMENTS

Section 5.1Mutual Covenants. Neither the Jones Entities nor the Company shall, and each party shall cause its respective Affiliates not to, take any action that would, or would reasonably be expected to, result in any condition set forth in Article V not being satisfied, and neither the Jones Entities or the Company may rely on the failure of any such condition to be satisfied if such failure was caused by such party’s failure to perform any of its obligations hereunder or to act in good faith.

Section 5.2NYSE Listing.  Promptly following execution of this Agreement, the Company shall apply to cause the Common Shares and any shares of Common Stock issuable upon the conversion of the Series B Preferred Shares to be approved for listing on the NYSE, subject only to official notice of issuance.

Section 5.3Impact of Stock Splits, Etc.  In the event of any change in the number of shares of Common Stock, or securities convertible or exchangeable into or exercisable for shares of Common Stock issued and outstanding after the Execution Date and prior to the Closing by reason of any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, combination, exchange of shares or membership interests or the like, the Shares shall be equitably adjusted to reflect the effect of such change and, as so adjusted, shall from and after the date of such event, be the Shares.  Nothing in this Section 5.3 shall be construed to permit the Company to take any action except to the extent consistent with, and not otherwise prohibited by, the terms of this Agreement.

Section 5.4Amendment to Company Charter and Preferred Stock Designation.  The Company shall take all appropriate action to increase the authorized number of shares of Common Stock available for issuance, including without limitation, taking the actions set forth in Section 5.13 of the Merger Agreement and filing the Charter Amendment with the Secretary of State of the State of Nevada promptly following satisfaction of the condition set forth in Section 6.1(c) of the Merger Agreement. The Company shall prepare and file with the Secretary of State of Nevada the Preferred Stock Designation.

ARTICLE VI
CONDITIONS TO OBLIGATIONS

Section 6.1Mutual Conditions.  The respective obligations of each party hereto to consummate the transactions provided herein are subject to the satisfaction on or prior to the Closing Date of the following conditions:

(a)(i) all conditions to closing of the transactions contemplated by the Merger Agreement shall have been satisfied (or waived) (excluding conditions that, by their nature cannot be satisfied until the closing thereof, so long as such conditions will be satisfied at the closing thereof); (ii) the parties to the Merger Agreement stand ready, willing and able to consummate the transactions contemplated by the Merger Agreement immediately following the closing of the transactions contemplated by this Agreement (the “Closing”); and (iii) the Closing shall occur immediately prior to (and, for the avoidance of doubt, on the same date) with the consummation of the transactions contemplated by the Merger Agreement;

(b)no order shall have been entered (or be in effect) by a court of competent jurisdiction which enjoins, prohibits or materially restrains the transactions contemplated by this Agreement;

(c)the Charter Amendment shall have been filed with the Secretary of State of Nevada; and

(d)the Preferred Stock Designation shall have been filed with the Secretary of State of Nevada.

Section 6.2Conditions to Obligations of the Company.  The obligation of the Company to sell and issue the Shares purchasable by the Jones Entities to the Jones Entities in accordance with this Agreement is subject to the satisfaction on or prior to the Closing Date of the following conditions:

(a)each of the representations and warranties of the Jones Entities contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, and each of the covenants and agreements of the Jones Entities contained in this Agreement to be performed on or before the Closing Date shall have been duly and fully performed in all material respects on or before such date;

(b)each of the Jones Entities shall have delivered to the Company a wire transfer (as directed and requested by the Company) of its share of the Purchase Price payable for the Shares to be purchased by such Jones Entity as provided hereunder; and

(c)the Jones Entities shall have executed and delivered to the Company the Registration Rights Agreement.

Section 6.3Conditions to Obligations of the Jones Entities.  The obligation of the Jones Entities to purchase the Shares purchasable by Jones Entities in accordance with this Agreement is subject to, the satisfaction on or prior to the Closing Date of the following conditions:

(a)each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and as of the Closing Date; and each of the covenants and agreements of the Company contained in this Agreement to be performed on or before the Closing Date shall have been duly and fully performed in all material respects on or before such date; and

(b)the Company shall have executed and delivered to the Jones Entities the Registration Rights Agreement.

ARTICLE VII
ADDITIONAL AGREEMENTS AND PROVISIONS

Section 7.1Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party.

Section 7.2Third Party Beneficiary. Each of the Company and Jones Entities acknowledge and agree that Holdings is and is hereby made a third party beneficiary of this Agreement only for the purpose of seeking specific performance of the Jones Entities’ obligation to Purchase the Shares hereunder (solely to the extent that the Company has the right to enforce such obligation pursuant to the terms hereof) and for no other purpose (including, without limitation, any claim for monetary damages hereunder).

Section 7.3Headings.  The article, section, subsection, captions, headings and other titles preceding the text of each section, subsection or paragraph hereof are for convenience of reference only and shall not effect the construction, meaning or interpretation of this Agreement (or of any provision hereof).

Section 7.4Construction.  The parties acknowledge that each party has reviewed this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement (or of any provision hereof).

Section 7.5Survival. None of the representations, warranties, agreements and covenants contained in this Agreement will survive the Closing; provided, however, the agreements of the Parties in Article  I will survive the Closing.

Section 7.6Waiver of Compliance; Consents.  Any failure of any party hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the other parties hereto solely by a written instrument executed by such other parties; any such written and signed waiver, and any failure by any party to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

Section 7.7Amendment and Modification; Termination. Except as set forth elsewhere in this Agreement, neither this Agreement nor any provision hereof shall be amended waived, modified, supplemented, changed, discharged, terminated, revoked or canceled, except by a written instrument mutually agreed upon and executed by all parties hereto, provided that this Agreement and the parties’ obligations hereunder shall automatically terminate upon the termination of the Merger Agreement in accordance with Article VII thereof.

Section 7.8Notices.  All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail (“e-mail”) (but only if confirmation of receipt of such e-mail is requested and received); or (c) if transmitted by national overnight courier, in each case as addressed as follows:

Comstock Resources, Inc.

5300 Town and Country Blvd., Suite 500

Frisco, Texas 75034

Attention: Roland O. Burns, President

Email: rburns@comstockresources.com

With copy to (which shall not constitute notice):

Locke Lord LLP

2200 Ross Avenue, Suite 2800

Dallas, TX 75201

Attention: Jack E. Jacobsen

                 Michael Blankenship

E-mail: jjacobsen@lockelord.com

             michael.blankenship@lockelord.com

If to the Jones Entities:

c/o Arkoma Drilling CP, LLC

5950 Berkshire Lane, Suite 1400

Dallas, Texas 75225

Attention: Jason Cohen

Email: jcohen@DallasCowboys.net

With copy to (which shall not constitute notice):

Gibson, Dunn & Crutcher LLP

2100 McKinney Avenue, Suite 1100

Dallas, Texas 75201

Attention: Doug Rayburn

Email:      drayburn@gibsondunn.com

Section 7.9Binding Effect.  This Agreement and all the terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, estate, legal representatives, successors and permitted assigns and are not intended and shall not be construed so as to confer any rights or benefits upon any other person or party.

Section 7.10Dealings in Good Faith; Best Efforts.  Each party hereto agrees to act in good faith with respect to the other party or parties hereto in exercising its rights and discharging its obligations under this Agreement. Each party further agrees to use its reasonable best efforts to ensure that the purposes of this Agreement (and the related documents and agreements referred to herein) are realized and to take such further actions or steps, and execute and deliver (and, as appropriate, file) such further documents, certificates, instruments and agreements, as are reasonably necessary to implement the provisions of this Agreement and to consummate the transactions contemplated by this Agreement.

Section 7.11Governing Law.  This Agreement shall be governed by the Laws of the State of Texas, without giving effect to any principles of conflicts of law, and, to the extent mandatorily applicable to the internal affairs of the Company, the Laws of the State of Nevada.

Section 7.12Severability. It is the desire and intention of the parties hereto that, whenever possible, each provision of this Agreement be interpreted in such a manner as to be effective and valid under applicable law; if, however, any provision of this Agreement is found or held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

Section 7.13Counterparts.  This Agreement may be executed through the use of one or more counterparts, all of which together shall be considered one and the same agreement, binding on all parties hereto, notwithstanding that all parties are not signatories to the same counterpart.

Section 7.14Specific Performance.  In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party shall be entitled to specific performance of the agreements and obligations of the other party hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

Section 7.15Expenses. All costs and expenses incurred by either party in connection with this Agreement shall be paid by the Company.

Section 7.16Waiver of Jury Trial.   THE JONES ENTITIES AND THE COMPANY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LETTER AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY THE JONES ENTITIES AND THE COMPANY.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date this Agreement.

COMPANY:

Comstock Resources, Inc.

By:       /s/M. Jay Allison
Name:  M. Jay Allison
Title:    Chief Executive Officer

JONES ENTITIES:

Arkoma Drilling CP, LLC

By:       /s/Thomas L. Walker
Name:  Thomas L. Walker
Title:    Assistant Treasurer

Williston Drilling CP, LLC

By:       /s/Thomas L. Walker
Name:  Thomas L. Walker
Title:    Assistant Treasurer